Shareholders' Equity	12 Months Ended
Dec. 31, 2011
Shareholders' Equity and Accumulated Comprehensive Loss [Abstract]
SHAREHOLDERS' EQUITY

11. SHAREHOLDERS’ EQUITY

During the years ended December 31, 2011, 2010 and 2009, the Company declared and paid dividends of $0.80 per share or $21.1 million, $22.5 million and $24.7 million, respectively. On January 16, 2012, the Company declared a dividend of $0.20 per share or approximately $5.1 million including dividend equivalents paid to vested SARs. The dividend was paid on February 17, 2012 to shareholders of record at January 30, 2012.

In 2008, the Company’s Board of Directors approved a share repurchase program which expired in June 2010. Under this program, the Company had repurchased 3,323,502 shares at an average price of $4.68 per share, or $15.6 million.

Pursuant to a Securities Repurchase Agreement, the Company repurchased 2,011,265 of its shares from Babcock & Brown on April 29, 2010 at a price of $8.78 per share or $17.7 million.

On May 3, 2010, the Company’s Board of Directors approved a $30.0 million share repurchase program which expired in May 2011 (“2010 Repurchase Program”). Under this program, the Company repurchased the remaining 1,411,264 shares held by Babcock & Brown. The shares were repurchased at a price of $10.50 per share or $14.8 million pursuant to a Securities Repurchase Agreement. The Company also repurchased an additional 253,185 shares, of which 23,135 shares were repurchased in 2011, at a weighted average price of $11.98 per share under the 2010 Repurchase Program.

On March 8, 2011, the Company repurchased 1,035,438 of its shares from a third party at a price of $11.93 per share or $12.3 million pursuant to a Stock Purchase Agreement.

On May 3, 2011, the Company’s Board of Directors approved a new $30.0 million share repurchase program expiring in May 2012 (“2011 Repurchase Program”). Under the 2011 Repurchase Program, the Company may make share repurchases from time to time in the open market or in privately negotiated transactions. The timing of repurchases under this program will depend upon a variety of factors, including market conditions, and the program may be suspended or discontinued at any time. Under the 2011 Repurchase Program, the Company repurchased 43,533 shares at a weighted average price of $10.87 per share in 2011. As of December 31, 2011, there were 25,685,527 shares outstanding and the remaining balance of the 2011 Repurchase Program was $29.5 million.

On April 29, 2010, the Company adopted the 2010 Plan and reserved 1,500,000 shares for issuance under the 2010 Plan. The Company made an initial grant aggregating 599,999 SARs and RSUs to certain employees of BBAM LP who provide services to Fly pursuant to management and servicing agreements. On March 1, 2011, the Company made an additional grant of 600,001 SARs and RSUs.

Share-based compensation related to SARs and RSUs granted under the 2010 Plan totaled $4.8 million and $3.7 million for the years ended December 31, 2011 and 2010, respectively.

In connection with the Aviation Assets Purchase Transaction, Babcock & Brown reimbursed the Company’s out-of-pocket expenses and other professional fees totaling $4.5 million which were incurred in connection with obtaining consents and approvals from Fly’s lenders, and amending the Management and Servicing Agreements. Of this amount, the Company capitalized $2.3 million as debt issuance costs and recognized an expense for the balance of $2.2 million which was included in selling, general and administrative expenses. The reimbursement by Babcock & Brown was recorded by the Company as a capital contribution.